Exhibit (a)(2)

[The following pages are the ELECTION TO PARTICIPATE pages of the tool for most employees:

Eligible Employees that do not have a participation election registered in the system would access the following web pages (unless they are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay).

The Tool has three conditional text scenarios that are set forth in Step 3 of these pages. An employee would only see the text if the language was applicable to the employee’s situation, due to his or her pay level, country of employment and/or results of the Total Payment modeling in Step 3.]

Standard Online Election Process:

Stock Option Transfer Program

We are pleased to offer you this one-time opportunity to participate in the Stock Option Transfer Program. The decision whether to participate is up to you. If you choose not to participate, you will simply keep your stock options with their current terms and conditions.

We’ve provided this tool to help you make an informed decision. Additionally, we encourage you to consult other resources to assist you. PLEASE READ THE NOTICE CAREFULLY SO THAT YOU WILL UNDERSTAND THE RISKS OF PARTICIPATING BEFORE YOU MAKE ANY DECISIONS REGARDING WHETHER TO PARTICIPATE.

Important information about the Stock Option Transfer Program:

•	You have options at a grant price of $33/share or above that are eligible (including options that would be unvested at the end of the Election Period). Vested and unvested options are eligible, and you will be allowed to transfer both.

•	Regardless of your decision to participate, you will retain your options with a grant price below $33/share with their existing terms and conditions.

•	If you elect to participate in the Stock Option Transfer Program, you must transfer all of your Eligible Options and cannot elect to transfer only specific grants or portions of grants.

•	The Average Closing Price of MSFT over the Averaging Period affects the Total Payment for your Eligible Options. In Step 2 below, we have provided what the Total Payment will be at different Average Closing Prices, so you may estimate how much you will receive. The Averaging Period is scheduled to begin on or before November 17, 2003 and continue for up to 15 trading days.

•	If the Total Payment is $20,000 or less, it will be paid in full in one payment expected to be distributed in December 2003. Portions of the Total Payment in excess of $20,000 may be subject to a payment schedule, as described in Step 3 below.

•	Your participation election must be RECEIVED by midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. You may change your election until this deadline. After this deadline, no elections to participate or withdraw will be accepted.

•	If you exercise any Eligible Options before the Election Deadline, those options will no longer be included in the Stock Option Transfer Program.

•	We have provided a Stock Option Transfer Program Guide to help you make your decision.

•	The dates in this tool may change if Microsoft extends the Election Deadline.

Step 1 Review your stock options eligible for transfer

The table below lists your Eligible Options. To expand the table to include all of your outstanding options (eligible and ineligible), click on the “Show...” link.

Show All Outstanding Options

Grant Date	Grant Number	Grant Type	Grant Price	Granted	Exercised	Expiration Date	Options Eligible for Transfer
$
Totals:

Step 2 Review the estimated Total Payment

The table below shows the Total Payment over a range of possible Average Closing Prices. The modeling tool below allows you to enter a possible Average Closing Price and view the potential payment by grant. To update the modeling tool, enter a different assumed Average Closing Price up to $40 and click Recalculate.

The Total Payment reflected by the model is based on the assumed Average Closing Price you selected so it may not reflect the actual Total Payment, which will only be determined following completion of the Averaging Period.

Assumed Average Closing Price		$23		$24		$25		$26		$27		$28		$29		$30		$31
Total Payment (Pre-Tax)	$		$		$		$		$		$		$		$		$

Assumed Average Closing Price: $     Recalculate

Grant Date	Grant Number	Grant Type	Grant Price	Options Eligible for Transfer	Price per option (based on assumed Average Closing Price)	Total Payment, pre- tax (based on assumed Average Closing Price)

			$		$	$
Total Payment (Pre-Tax):						$

If you participate, you will receive an email shortly after the end of the Averaging Period notifying you that the amount of the Total Payment is available on https://stock.

Step 3 Review your payment schedule based on your assumed Average Closing Price

You must be employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment. If you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the table below to receive the Contingent Payment(s). The payment schedule and conditions are detailed in the Notice.

The payment schedule displayed below is based on the assumed Average Closing Price of $     as modeled in Step 2 above and may not reflect your actual Total Payment.

Payout Schedule:

Employed through Date	Estimated Time of Payout	Estimated Amount
11/12/2003	December 2003	$

[11/12/2005	December 2005	$ ]

[11/12/2006	December 2006	$ ]

Total Payment (Pre-Tax):		$

Depending on your country of employment, payment will be made to you through your payroll or by a third-party agent. Details regarding the payment process are available in the Stock Option Transfer Program Guide. This is an estimated payment schedule based on the current program effective dates and is subject to change.

[Note: The following portions of Step 3 are conditional text that will appear only in certain cases, as described below]

[An accumulated interest equivalent amount will be calculated and distributed with any Contingent Payment you receive, as detailed in the Notice. You will be able to view the Contingent Payment(s) at https://stock beginning in January 2004. Future payments are contingent on continued employment.] [NOTE: This paragraph is conditional text that will only appear if the employee would be receive Contingent Payment(s), based on amount of the estimated Total Payment (Pre-Tax) and their country of employment]

[Your payment schedule may be accelerated in the event of unanticipated tax treatment associated with the program in your country of employment. A summary of the tax treatment is available in the Notice.]

[NOTE: This paragraph is conditional text that will only appear if the employee is employed in a country where the payment schedule may be accelerated due to a pending tax ruling.]

[As described in the Notice, because you are employed at Level 68 or above, a portion of your Total Payment will be in the form of Contingent Payment(s) even though other participating Eligible Employees in your country will receive their Total Payment without being subject to any Contingent Payment(s).] [NOTE: This paragraph is conditional text that will only appear if the employee is employed in Level 68 or above in Australia, Canada, Denmark, India, Spain or Venezuela or another country where the payment schedule is accelerated due to a pending tax ruling. The “Payout Schedule” chart set forth above for all employees in those countries would show the full payment in the December 2003 row.]

Step 4 Elect to participate by clicking the Participate button

You need to click Participate below and follow Step 5 if you want to make an election to participate in the Stock Option Transfer Program. Employees in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay, also have to follow Step 6 to complete an election to participate in the Stock Option Transfer Program. If you do not want to participate, close this window.

By clicking Participate below and following the other required Step(s) described in the preceding paragraph, you agree and acknowledge that:

1.	You elect to participate in the Stock Option Transfer Program;

2.	You agree to the amendment of your Eligible Options on the terms and conditions contained in the Notice to Eligible Employees of Stock Option Transfer Program (the “Notice”) which terms and conditions, including defined terms as used in this Employee Election Tool, are incorporated in your agreement to participate and transfer;

3.	You agree to give up all rights you may have with respect to your Eligible Options and elect to Transfer them acknowledging that these options will not be reinstated for any reason if the Stock Option Transfer Program closes;

4.	You are creating a binding contract concerning the terms and conditions of your amended Eligible Options and the transfer of such options, which will be governed by the laws of the State of Washington, U.S.A. and by Article 8 of the Uniform Commercial Code of Washington, and you understand that the confirmation you receive from Microsoft Corporation accepting your Submitted Election to participate in the Stock Option Transfer Program is evidence of that contract;

5.	(a) Unless you are an employee specified in 5(b) below, you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options may be made electronically, pursuant to this Employee Election Tool, and that communications regarding your instruction to so transfer may be made by you to Microsoft via compchng and by Microsoft to you at your company email address; or

(b) If you are an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically, including via facsimile, concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options shall be made to Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding your election and instruction to so transfer your Eligible Options or withdraw your election to participate may be made by you to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to you at the contact address that Microsoft currently has in its employee records;

6.	You acknowledge that (i) the amount of the Total Payment is unknown and cannot be predicted with certainty as it will be determined by reference to the future price of Microsoft common stock; and (ii) no claim or entitlement to compensation or damages arises if the Average Closing Price is less or more than the price of Microsoft common stock at the end of the Election Period or at the time you make your election. You irrevocably release Microsoft and its subsidiaries from any such claim that may arise from any change in the price of Microsoft common stock;

7.	You also acknowledge that you must remain continuously employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment and that if you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the Notice to receive the Contingent Payment(s); and

FOR VALUE RECEIVED, you, as the undersigned registered owner of the Eligible Options, hereby irrevocably agree to transfer all of your outstanding Eligible Options through the Stock Option Transfer Program, unless you withdraw your election to participate prior to the Election Deadline, or your Submitted Election is rejected, or the Stock Option Transfer Program is terminated pursuant to the terms and conditions in the Notice. You irrevocably instruct and direct Microsoft Corporation, as of the Election Deadline and pursuant to the terms and conditions in the Notice, to register the transfer of your Eligible Options on its books upon satisfaction of such terms and conditions. You intend and agree that, after the Election Deadline your agreement to transfer and your instruction to transfer shall be irrevocable and legally binding with the same force and effect as if you had manually executed a written instruction to that effect.

Participate	I elect to transfer all of my Eligible Options on the terms and subject to the conditions stated above. (Note: If you do not wish to participate, no action is required.)

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

Go to the Stock Option Transfer Program Guide.

You acknowledge that: (1) participation in the Stock Option Transfer Program is voluntary; (2) participation in the Stock Option Transfer Program does not create an express or implied promise or right to further employment with Microsoft or one of its subsidiaries or to any type of compensation or benefit (including stock options or future vesting of options) beyond the benefits described in the Notice; (3) participation in the Stock Option Transfer Program shall not interfere with the at-will nature of your employment relationship or with the ability of Microsoft or its subsidiaries to terminate your employment relationship at any time with or without cause, unless otherwise required by local laws in your country or a written contract signed by a Vice President; (4) your ability to participate in the Stock Option Transfer Program is an extraordinary item offered by Microsoft which is outside the scope of your employment contract, if any; (5) no claim or entitlement to compensation or damages arises from any termination of the Stock Option Transfer Program; and (6) any payment received under the Stock Option Transfer Program is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, overtime, long-service awards, pension or retirement benefits or similar payments.

All of your information that is displayed in this tool may be used by Microsoft Corporation and its affiliates and subsidiaries (“Microsoft”) for administering and managing your participation in the Stock Option Transfer Program and any other appropriate business purpose. Go to http://headtrax or contact your local human resources representative if you need to update your information. Microsoft will transfer this information to, and store this information in, Redmond, Washington, U.S.A. When necessary, Microsoft may transfer to, or share this information with: its affiliates and subsidiaries for any appropriate business purpose; third party agents acting on Microsoft’s behalf to provide products and services to employees (including for example Mellon Investor Services LLC); third parties as Microsoft determines is necessary to protect or defend its rights or property or the safety or property of its personnel; in the course of litigation; and as required by law, regulation, or court order. Microsoft will not disclose your information outside Microsoft without your consent except as provided above.

The information provided in this tool:

•	Reflects stock splits through 2/18/03

•	Reflects outstanding option grants as of 10/14/03

•	Is displayed in US dollars

Stock Option Transfer Program

Participation Confirmation

Help

Signing (Step 5 of 6)

You are confirming your election to participate in the Microsoft Stock Option Transfer Program.

You acknowledge that to be effective, your election must be received by midnight, New York City/Eastern Time (9:00PM U.S. Pacific Time) on November 12, 2003.

John Doe

[                                                 ]

Employee Signature

(Type your name exactly as shown, including punctuation.)

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

You will receive a confirmation in Step 6 if you click Submit and this submission is received.

<Submit>     <Cancel>

6

Stock Option Transfer Program

Participation Confirmation

Print  Help

Confirmation (Step 6 of 6)

Your election to participate in the Microsoft Stock Option Transfer Program on [date] at [time] U.S. Pacific Time has been received by Benefits.

Print a copy of this confirmation for your records.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<OK>

[The following pages are the WITHDRAWAL pages of the tool for most employees:

Eligible Employees that have a participation election registered in the system would access the following web pages (unless they are employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay).

The Tool has three conditional text scenarios that are set forth in Step 3 of these pages. An employee would only see the text if the language was applicable to the employee’s situation, due to his or her pay level, country of employment and/or results of the Total Payment modeling in Step 3.]

Standard Online Election Withdrawal Process

Stock Option Transfer Program

You elected to participate in the Microsoft Stock Option Transfer Program on [date], 2003 at [time] U.S. Pacific Time.

You may withdraw this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. (To withdraw your election, click the “Do Not Participate” button in Step 4 below and follow the instructions in Step 5.)

We are pleased to offer you this one-time opportunity to participate in the Stock Option Transfer Program. The decision whether to participate is up to you. If you choose not to participate, you will simply keep your stock options with their current terms and conditions.

We’ve provided this tool to help you make an informed decision. Additionally, we encourage you to consult other resources to assist you. PLEASE READ THE NOTICE CAREFULLY SO THAT YOU WILL UNDERSTAND THE RISKS OF PARTICIPATING BEFORE YOU MAKE ANY DECISIONS REGARDING WHETHER TO PARTICIPATE.

Important information about the Stock Option Transfer Program:

•	You have options at a grant price of $33/share or above that are eligible (including options that would be unvested at the end of the Election Period). Vested and unvested options are eligible, and you will be allowed to transfer both.

•	Regardless of your decision to participate, you will retain your options with a grant price below $33/share with their existing terms and conditions.

•	If you elect to participate in the Stock Option Transfer Program, you must transfer all of your Eligible Options and cannot elect to transfer only specific grants or portions of grants.

•	The Average Closing Price of MSFT over the Averaging Period affects the Total Payment for your Eligible Options. In Step 2 below, we have provided what the Total Payment will be at different Average Closing Prices, so you may estimate how much you will receive. The Averaging Period is scheduled to begin on or before November 17, 2003 and continue for up to 15 trading days.

•	If the Total Payment is $20,000 or less, it will be paid in full in one payment expected to be distributed in December 2003. Portions of the Total Payment in excess of $20,000 may be subject to a payment schedule, as described in Step 3 below.

•	Your participation election must be RECEIVED by midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. You may change your election until this deadline. After this deadline, no elections to participate or withdraw will be accepted.

•	If you exercise any Eligible Options before the Election Deadline, those options will no longer be included in the Stock Option Transfer Program.

•	We have provided a Stock Option Transfer Program Guide to help you make your decision.

•	The dates in this tool may change if Microsoft extends the Election Deadline.

Step 1 Review your stock options eligible for transfer

The table below lists your Eligible Options. To expand the table to include all of your outstanding options (eligible and ineligible), click on the “Show...” link.

Show All Outstanding Options

Grant Date	Grant Number	Grant Type	Grant Price	Granted	Exercised	Expiration Date	Options Transfered
$
Totals:

Step 2 Review the estimated Total Payment

The table below shows the Total Payment over a range of possible Average Closing Prices. The modeling tool below allows you to enter a possible Average Closing Price and view the potential payment by grant. To update the modeling tool, enter a different assumed Average Closing Price up to $40 and click Recalculate.

The Total Payment reflected by the model is based on the assumed Average Closing Price you selected so it may not reflect the actual Total Payment, which will only be determined following completion of the Averaging Period.

Assumed Average Closing Price		$23		$24		$25		$26		$27		$28		$29		$30		$31
Total Payment (Pre-Tax)	$		$		$		$		$		$		$		$		$

Assumed Average Closing Price: $     Recalculate

Grant Date	Grant Number	Grant Type	Grant Price	Options Transfered	Price per option (based on assumed Average Closing Price)	Total Payment, pre-tax (based on assumed Average Closing Price)
$

Total Payment (Pre-Tax):						$

If you participate, you will receive an email shortly after the end of the Averaging Period notifying you that the amount of the Total Payment is available on https://stock.

Step 3 Review your payment schedule based on your assumed Average Closing Price

You must be employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment. If you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the table below to receive the Contingent Payment(s). The payment schedule and conditions are detailed in the Notice.

The payment schedule displayed below is based on the assumed Average Closing Price of $     as modeled in Step 2 above and may not reflect your actual Total Payment.

Payout Schedule:

Employed through Date	Estimated Time of Payout	Estimated Amount
11/12/2003	December 2003	$

[11/12/2005	December 2005	$ ]

[11/12/2006	December 2006	$ ]

Total Payment (Pre-Tax):		$

Depending on your country of employment, payment will be made to you through your payroll or by a third-party agent. Details regarding the payment process are available in the Stock Option Transfer Program Guide. This is an estimated payment schedule based on the current program effective dates and is subject to change.

[Note: The following portions of Step 3 are conditional text that will appear only in certain cases, as described below]

[An accumulated interest equivalent amount will be calculated and distributed with any Contingent Payment you receive, as detailed in the Notice. You will be able to view the Contingent Payment(s) at https://stock beginning in January 2004. Future payments are contingent on continued employment.]

[NOTE: This paragraph is conditional text that will only appear if the employee would be receive Contingent Payment(s), based on amount of the estimated Total Payment (Pre-Tax) and their country of employment]

[Your payment schedule may be accelerated in the event of unanticipated tax treatment associated with the program in your country of employment. A summary of the tax treatment is available in the Notice.] [NOTE: This paragraph is conditional text that will only appear if the employee is employed in a country where the payment schedule may be accelerated due to a pending tax ruling.]

[As described in the Notice, because you are employed at Level 68 or above, a portion of your Total Payment will be in the form of Contingent Payment(s) even though other participating Eligible Employees in your country will receive their Total Payment without being subject to any Contingent Payment(s).] [NOTE: This paragraph is conditional text that will only appear if the employee is employed in Level 68 or above in Australia, Canada, Denmark, India, Spain or Venezuela or another country where the payment schedule is accelerated due to a pending tax ruling. The “Payout Schedule” chart set forth above for all employees in those countries would show the full payment in the December 2003 row.]

Step 4 Elect to withdraw from the Stock Option Transfer Program by clicking the Do Not Participate button

You need to click Do Not Participate below and follow Step 5 if you want to withdraw your previous election to participate in the Stock Option Transfer Program. Employees in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay, also have to follow Step 6 to complete a withdrawal of an election to participate in the Stock Option Transfer Program. If you do not want to withdraw your previous election to participate, close this window.

By clicking Do Not Participate below and following the other required Step(s) described in the preceding paragraph, you agree and acknowledge that:

1.	You withdraw and rescind your election and instruction, and the contract that was created thereby, to Microsoft to transfer all of your outstanding Eligible Options through the Stock Option Transfer Program; and

2.	You understand that withdrawing your election and instruction to transfer your Eligible Options means that you will not participate in the Stock Option Transfer Program, your options will not be transferred or amended, and you will retain your options with their current terms and conditions; and

3.	(a) Unless you are an employee specified in 3(b), you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options may be made electronically, pursuant to this Employee Election Tool, that communications regarding your instruction to so transfer may be made by you to Microsoft via compchng and by Microsoft to you at your company email address; or

(b) If you are an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically, including via facsimile, concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options shall be made to Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding your instruction to so transfer your Eligible Options or withdraw your election to participate may be made by you to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to you at the contact address that Microsoft currently has in its employee records.

Do Not Participate	I do not elect to transfer my Eligible Options on the terms and subject to the conditions stated above.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

Go to the Stock Option Transfer Program Guide.

You acknowledge that: (1) participation in the Stock Option Transfer Program is voluntary; (2) participation in the Stock Option Transfer Program does not create an express or implied promise or right to further employment with Microsoft or one of its subsidiaries or to any type of compensation or benefit (including stock options or future vesting of options) beyond the benefits described in the Notice; (3) participation in the Stock Option Transfer Program shall not interfere with the at-will nature of your employment relationship or with the ability of Microsoft or its subsidiaries to terminate your employment relationship at any time with or without cause, unless otherwise required by local laws in your country or a written contract signed by a Vice President; (4) your ability to participate in the Stock Option Transfer Program is an extraordinary item offered by Microsoft which is outside the scope of your employment contract, if any; (5) no claim or entitlement to compensation or damages arises from any termination of the Stock Option Transfer Program; and (6) any payment received under the Stock Option Transfer Program is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, overtime, long-service awards, pension or retirement benefits or similar payments.

All of your information that is displayed in this tool may be used by Microsoft Corporation and its affiliates and subsidiaries (“Microsoft”) for administering and managing your participation in the Stock Option Transfer Program and any other appropriate business purpose. Go to http://headtrax or contact your local human resources representative if you need to update your information. Microsoft will transfer this information to, and store this information in, Redmond, Washington, U.S.A. When necessary, Microsoft may transfer to, or share this information with: its affiliates and subsidiaries for any appropriate business purpose; third party agents acting on Microsoft’s behalf to provide products and services to employees (including for example Mellon Investor Services LLC); third parties as Microsoft determines is necessary to protect or defend its rights or property or the safety or property of its personnel; in the course of litigation; and as required by law, regulation, or court order. Microsoft will not disclose your information outside Microsoft without your consent except as provided above.

The information provided in this tool:

•	Reflects stock splits through 2/18/03

•	Reflects outstanding option grants as of 10/14/03

•	Is displayed in US dollars

Stock Option Transfer Program

Withdrawal of Participation Election

Help

Confirm your election to withdraw (Step 5 of 6)

You are confirming your election to withdraw from the Microsoft Stock Option Transfer Program subject to the terms and conditions set forth in the Notice to Eligible Employees of Stock Option Transfer Program, incorporated herein by reference.

You acknowledge that to be effective, your election to withdraw must be received by midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

John Doe

[                                         ]

Employee Signature

(Type your name exactly as shown, including punctuation.)

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

You will receive a confirmation in Step 6 if you click Submit and this submission is received.

<Submit>    <Cancel>

Stock Option Transfer Program

Withdrawal of Participation Election

Print  Help

Confirmation (Step 6 of 6)

Your election to withdraw from the Microsoft Stock Option Transfer Program on [date] at [time] U.S. Pacific Time has been received by Benefits.

Print a copy of this confirmation for your records.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<OK>

[The following pages are the ELECTION TO PARTICIPATE pages of the tool for Eligible Employees employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay.

Eligible Employees employed in one of those countries would see the following pages if such an employee entered the Employee Election Tool at a time when they did not have a participation election registered in the system.

The Tool has three conditional text scenarios that are set forth in Step 3 of these pages. An employee would only see the text if the language was applicable to the employee’s situation, due to his or her pay level, country of employment and/or results of the Total Payment modeling in Step 3.]

If an employee in one of these countries had previously validly elected to participate, then submitted a withdrawal of that election through the tool, but the hard copy withdrawal form had not been received by Mellon, the following text would appear at the very top of the tool:

Your election to withdraw is pending the receipt of your signed hardcopy confirmation form. If you need access to the confirmation form again, click here.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. (To change your election, click the “Participate” button in Step 4 below and follow the instructions in Step 5.)

2 step election process, online and hard copy:

Stock Option Transfer Program

We are pleased to offer you this one-time opportunity to participate in the Stock Option Transfer Program. The decision whether to participate is up to you. If you choose not to participate, you will simply keep your stock options with their current terms and conditions.

We’ve provided this tool to help you make an informed decision. Additionally, we encourage you to consult other resources to assist you. PLEASE READ THE NOTICE CAREFULLY SO THAT YOU WILL UNDERSTAND THE RISKS OF PARTICIPATING BEFORE YOU MAKE ANY DECISIONS REGARDING WHETHER TO PARTICIPATE.

Important information about the Stock Option Transfer Program:

•	You have options at a grant price of $33/share or above that are eligible (including options that would be unvested at the end of the Election Period). Vested and unvested options are eligible, and you will be allowed to transfer both.

•	Regardless of your decision to participate, you will retain your options with a grant price below $33/share with their existing terms and conditions.

•	If you elect to participate in the Stock Option Transfer Program, you must transfer all of your Eligible Options and cannot elect to transfer only specific grants or portions of grants.

•	The Average Closing Price of MSFT over the Averaging Period affects the Total Payment for your Eligible Options. In Step 2 below, we have provided what the Total Payment will be at different Average Closing Prices, so you may estimate how much you will receive. The Averaging Period is scheduled to begin on or before November 17, 2003 and continue for up to 15 trading days.

•	If the Total Payment is $20,000 or less, it will be paid in full in one payment expected to be distributed in December 2003. Portions of the Total Payment in excess of $20,000 may be subject to a payment schedule, as described in Step 3 below.

•	Your participation election must be RECEIVED by midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. You may change your election until this deadline. After this deadline, no elections to participate or withdraw will be accepted.

•	If you exercise any Eligible Options before the Election Deadline, those options will no longer be included in the Stock Option Transfer Program.

•	We have provided a Stock Option Transfer Program Guide to help you make your decision.

•	The dates in this tool may change if Microsoft extends the Election Deadline.

Step 1 Review your stock options eligible for transfer

The table below lists your Eligible Options. To expand the table to include all of your outstanding options (eligible and ineligible), click on the “Show...” link.

Show All Outstanding Options

Grant Date	Grant Number	Grant Type	Grant Price	Granted	Exercised	Expiration Date	Options Eligible for Transfer
$
Totals:

Step 2 Review the estimated Total Payment

The table below shows the Total Payment over a range of possible Average Closing Prices. The modeling tool below allows you to enter a possible Average Closing Price and view the potential payment by grant.

To update the modeling tool, enter a different assumed Average Closing Price up to $40 and click Recalculate.

The Total Payment reflected by the model is based on the assumed Average Closing Price you selected so it may not reflect the actual Total Payment, which will only be determined following completion of the Averaging Period.

Assumed Average Closing Price		$23		$24		$25		$26		$27		$28		$29		$30		$31
Total Payment (Pre-Tax)	$		$		$		$		$		$		$		$		$

Assumed Average Closing Price: $     Recalculate

Grant Date	Grant Number	Grant Type	Grant Price	Options Eligible for Transfer	Price per option (based on assumed Average Closing Price)	Total Payment, pre-tax (based on assumed Average Closing Price)
			$		$	$

Total Payment (Pre-Tax):						$

If you participate, you will receive an email shortly after the end of the Averaging Period notifying you that the amount of the Total Payment is available on https://stock.

Step 3 Review your payment schedule based on your assumed Average Closing Price

You must be employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment. If you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the table below to receive the Contingent Payment(s). The payment schedule and conditions are detailed in the Notice.

The payment schedule displayed below is based on the assumed Average Closing Price of $     as modeled in Step 2 above and may not reflect your actual Total Payment.

Payout Schedule:

Employed through Date	Estimated Time of Payout	Estimated Amount
11/12/2003	December 2003	$

[11/12/2005	December 2005	$ ]

[11/12/2006	December 2006	$ ]

Total Payment (Pre-Tax):		$

Depending on your country of employment, payment will be made to you through your payroll or by a third-party agent. Details regarding the payment process are available in the Stock Option Transfer Program Guide. This is an estimated payment schedule based on the current program effective dates and is subject to change.

[Note: The following portions of Step 3 are conditional text that will appear only in certain cases, as described below]

[An accumulated interest equivalent amount will be calculated and distributed with any Contingent Payment you receive, as detailed in the Notice. You will be able to view the Contingent Payment(s) at https://stock beginning in January 2004. Future payments are contingent on continued employment.] [NOTE: This paragraph is conditional text that will only appear if the employee would be receive Contingent Payment(s), based on amount of the estimated Total Payment (Pre-Tax) and their country of employment]

[Your payment schedule may be accelerated in the event of unanticipated tax treatment associated with the program in your country of employment. A summary of the tax treatment is available in the Notice.] [NOTE: This paragraph is conditional text that will only appear if the employee is employed in a country where the payment schedule may be accelerated due to a pending tax ruling.]

[As described in the Notice, because you are employed at Level 68 or above, a portion of your Total Payment will be in the form of Contingent Payment(s) even though other participating Eligible Employees in your country will receive their Total Payment without being subject to any Contingent Payment(s).]

[NOTE: This paragraph is conditional text that will only appear if the employee is employed in Level 68 or above in Australia, Canada, Denmark, India, Spain or Venezuela or another country where the payment schedule is accelerated due to a pending tax ruling. The “Payout Schedule” chart set forth above for all employees in those countries would show the full payment in the December 2003 row.]

Step 4 Elect to participate by clicking the Participate button

You need to click Participate below and follow Step 5 if you want to make an election to participate in the Stock Option Transfer Program. Employees in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay, also have to follow Step 6 to complete an election to participate in the Stock Option Transfer Program. If you do not want to participate, close this window.

By clicking Participate below and following the other required Step(s) described in the preceding paragraph, you agree and acknowledge that:

1.	You elect to participate in the Stock Option Transfer Program;

2.	You agree to the amendment of your Eligible Options on the terms and conditions contained in the Notice to Eligible Employees of Stock Option Transfer Program (the “Notice”) which terms and conditions, including defined terms as used in this Employee Election Tool, are incorporated in your agreement to participate and transfer;

3.	You agree to give up all rights you may have with respect to your Eligible Options and elect to Transfer them acknowledging that these options will not be reinstated for any reason if the Stock Option Transfer Program closes;

4.	You are creating a binding contract concerning the terms and conditions of your amended Eligible Options and the transfer of such options, which will be governed by the laws of the State of Washington, U.S.A. and by Article 8 of the Uniform Commercial Code of Washington, and you understand that the confirmation you receive from Microsoft Corporation accepting your Submitted Election to participate in the Stock Option Transfer Program is evidence of that contract;

5.	(a) Unless you are an employee specified in 5(b) below, you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options may be made electronically, pursuant to this Employee Election Tool, and that communications regarding your instruction to so transfer may be made by you to Microsoft via compchng and by Microsoft to you at your company email address; or

(b) If you are an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically, including via facsimile, concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options shall be made to Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding your election and instruction to so transfer your Eligible Options or withdraw your election to participate may be made by you to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to you at the contact address that Microsoft currently has in its employee records;

6.	You acknowledge that (i) the amount of the Total Payment is unknown and cannot be predicted with certainty as it will be determined by reference to the future price of Microsoft common stock; and (ii) no claim or entitlement to compensation or damages arises if the Average Closing Price is less or more than the price of Microsoft common stock at the end of the Election Period or at the time you make your election. You irrevocably release Microsoft and its subsidiaries from any such claim that may arise from any change in the price of Microsoft common stock;

7.	You also acknowledge that you must remain continuously employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment and that if you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the Notice to receive the Contingent Payment(s); and

FOR VALUE RECEIVED, you, as the undersigned registered owner of the Eligible Options, hereby irrevocably agree to transfer all of your outstanding Eligible Options through the Stock Option Transfer Program, unless you withdraw your election to participate prior to the Election Deadline, or your Submitted Election is rejected, or the Stock Option Transfer Program is terminated pursuant to the terms and conditions in the Notice. You irrevocably instruct and direct Microsoft Corporation, as of the Election Deadline and pursuant to the terms and conditions in the Notice, to register the transfer of your Eligible Options on its books upon satisfaction of such terms and conditions. You intend and agree that, after the Election Deadline your agreement to transfer and your instruction to transfer shall be irrevocable and legally binding with the same force and effect as if you had manually executed a written instruction to that effect.

Participate	I elect to transfer all of my Eligible Options on the terms and subject to the conditions stated above. (Note: If you do not wish to participate, no action is required.)

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

Go to the Stock Option Transfer Program Guide.

You acknowledge that: (1) participation in the Stock Option Transfer Program is voluntary; (2) participation in the Stock Option Transfer Program does not create an express or implied promise or right to further employment with Microsoft or one of its subsidiaries or to any type of compensation or benefit (including stock options or future vesting of options) beyond the benefits described in the Notice; (3) participation in the Stock Option Transfer Program shall not interfere with the at-will nature of your employment relationship or with the ability of Microsoft or its subsidiaries to terminate your employment relationship at any time with or without cause, unless otherwise required by local laws in your country or a written contract signed by a Vice President; (4) your ability to participate in the Stock Option Transfer Program is an extraordinary item offered by Microsoft which is outside the scope of your employment contract, if any; (5) no claim or entitlement to compensation or damages arises from any termination of the Stock Option Transfer Program; and (6) any payment received under the Stock Option Transfer Program is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, overtime, long-service awards, pension or retirement benefits or similar payments.

All of your information that is displayed in this tool may be used by Microsoft Corporation and its affiliates and subsidiaries (“Microsoft”) for administering and managing your participation in the Stock Option Transfer Program and any other appropriate business purpose. Go to http://headtrax or contact your local human resources representative if you need to update your information. Microsoft will transfer this information to, and store this information in, Redmond, Washington, U.S.A. When necessary, Microsoft may transfer to, or share this information with: its affiliates and subsidiaries for any appropriate business purpose; third party agents acting on Microsoft’s behalf to provide products and services to employees (including for example Mellon Investor Services LLC); third parties as Microsoft determines is necessary to protect or defend its rights or property or the safety or property of its personnel; in the course of litigation; and as required by law, regulation, or court order. Microsoft will not disclose your information outside Microsoft without your consent except as provided above.

The information provided in this tool:

•	Reflects stock splits through 2/18/03
•	Reflects outstanding option grants as of 10/14/03
•	Is displayed in US dollars

Stock Option Transfer Program

Participation Confirmation Form

Help

Signing (Step 5 of 6)

Your election to participate is not complete unless Mellon Investor Services receives your signed confirmation form before the Election Deadline.

Click Submit below to view and print your hard copy of the confirmation in Step 6.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<Submit>    <Cancel>

Stock Option Transfer Program

Participation Confirmation Form

Print  Help

Confirmation (Step 6 of 6)

Name:	John Doe
Personnel Number:	123456

•	Print a copy of this confirmation.

Your election to participate in the Microsoft Stock Option Transfer Program will not be complete unless a signed copy of this confirmation form is received by Mellon Investor Services by the Election Deadline.

•	Sign, date and fax a copy of this form to Mellon Investor Services at (201) 329-8456 or mail a copy of this form to Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.

•	Keep a copy of the signed form for your records.

Your participation status will be reflected in this tool within two business days of receipt of your signed confirmation form by Mellon Investor Services.

I agree and acknowledge that:

1. I elect to participate in the Stock Option Transfer Program;

2. I agree to the amendment of my Eligible Options on the terms and conditions contained in the Notice to Eligible Employees of Stock Option Transfer Program (the “Notice”) which terms and conditions, including defined terms as used in this Employee Election Tool, are incorporated in the agreement to participate and transfer;

3. I agree to give up all rights I may have with respect to my Eligible Options and elect to transfer them acknowledging that these options will not be reinstated for any reason if the Stock Option Transfer Program closes;

4. I am creating a binding contract concerning the terms and conditions of my amended Eligible Options and the transfer of such options, which will be governed by the laws of the State of Washington, U.S.A. and by Article 8 of the Uniform Commercial Code of Washington, and I understand that the confirmation I receive from Microsoft Corporation accepting my Submitted Election to participate in the Stock Option Transfer Program is evidence of that contract;

5. (a) Unless I am an employee specified in 5(b) below, I agree with Microsoft that each of us may receive and transmit information electronically concerning my Eligible Options and the transfer of those options. I also agree that my election and instruction to so transfer my Eligible Options be made electronically, pursuant to this Employee Election Tool, and that communications regarding my instruction to so transfer may be made by me to Microsoft via compchng and by Microsoft to me at my company email address; or

(b) If I am an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay I agree with Microsoft that each of us may receive and transmit information electronically, including via facsimile, concerning my Eligible Options and the transfer of those options. I also agree that my election and instruction to so transfer my Eligible Options shall be made to Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding my instruction to so transfer my Eligible Options or withdraw my election to participate may be made by me to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to me at the contact address the Microsoft currently has in its employee records;

6. I acknowledge that (i) the amount of the Total Payment is unknown and cannot be predicted with certainty as it will be determined by reference to the future price of Microsoft common stock; and (ii) no claim or entitlement to compensation or damage arises if the Average Closing Price is less or more than the price of Microsoft common stock at the end of the Election Period or at the time I make my election. I

21

irrevocably release Microsoft and its subsidiaries from any such claim that may arise from any changes in the price of Microsoft common stock;

7. I also acknowledge that I must remain continuously employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment and that if I am eligible to receive any Contingent Payment(s), I must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the Notice to receive the Contingent Payment(s); and

FOR VALUE RECEIVED, I, as the undersigned registered owner of my Eligible Options, hereby irrevocably agree to transfer all of my outstanding Eligible Options through the Stock Option Transfer Program, unless I withdraw my election to participate prior to the Election Deadline, or my Submitted Election is rejected, or the Stock Option Transfer Program is terminated pursuant to the terms and conditions in the Notice. I irrevocably instruct and direct Microsoft Corporation, as of the Election Deadline and pursuant to the terms and conditions in the Notice, to register the transfer of my Eligible Options on its books upon satisfaction of such terms and conditions. I intend and agree that, after the Election Deadline my agreement to transfer and my instruction to transfer shall be irrevocable and legally binding with the same force and effect as if I had manually executed a written instruction to that effect.

John Doe

Date

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<OK>

The following pages are the WITHDRAWAL pages of the tool for Eligible Employees employed in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay:

Eligible Employees employed in one of these countries would see the following pages if such an employee entered the Employee Election Tool at a time when they had a participation election registered in the system.

If an employee in one of these countries had previously entered an election to participate through the Tool, but the hard copy election form had not been received by Mellon, the following text would appear at the very top of the tool:

Your election to participate is pending the receipt of your signed hardcopy confirmation form. If you need access to the confirmation form again, click here.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. (To change your election, click the “Do Not Participate” button in Step 4 below and follow the instructions in Step 5 and 6.)

2 step election withdrawal process, online and hard copy:

Stock Option Transfer Program

You elected to participate in the Microsoft Stock Option Transfer Program on [date] at [time] U.S. Pacific Time.

You may withdraw this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. (To withdraw your election, click the “Do Not Participate” button in Step 4 below and follow the instructions in Step 5.)

We are pleased to offer you this one-time opportunity to participate in the Stock Option Transfer Program. The decision whether to participate is up to you. If you choose not to participate, you will simply keep your stock options with their current terms and conditions.

We’ve provided this tool to help you make an informed decision. Additionally, we encourage you to consult other resources to assist you. PLEASE READ THE NOTICE CAREFULLY SO THAT YOU WILL UNDERSTAND THE RISKS OF PARTICIPATING BEFORE YOU MAKE ANY DECISIONS REGARDING WHETHER TO PARTICIPATE.

Important information about the Stock Option Transfer Program:

•	You have options at a grant price of $33/share or above that are eligible (including options that would be unvested at the end of the Election Period). Vested and unvested options are eligible, and you will be allowed to transfer both.

•	Regardless of your decision to participate, you will retain your options with a grant price below $33/share with their existing terms and conditions.

•	If you elect to participate in the Stock Option Transfer Program, you must transfer all of your Eligible Options and cannot elect to transfer only specific grants or portions of grants.

•	The Average Closing Price of MSFT over the Averaging Period affects the Total Payment for your Eligible Options. In Step 2 below, we have provided what the Total Payment will be at different Average Closing Prices, so you may estimate how much you will receive. The Averaging Period is scheduled to begin on or before November 17, 2003 and continue for up to 15 trading days.

•	If the Total Payment is $20,000 or less, it will be paid in full in one payment expected to be distributed in December 2003. Portions of the Total Payment in excess of $20,000 may be subject to a payment schedule, as described in Step 3 below.

•	Your participation election must be RECEIVED by midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003. You may change your election until this deadline. After this deadline, no elections to participate or withdraw will be accepted.

•	If you exercise any Eligible Options before the Election Deadline, those options will no longer be included in the Stock Option Transfer Program.

•	We have provided a Stock Option Transfer Program Guide to help you make your decision.

•	The dates in this tool may change if Microsoft extends the Election Deadline.

Step 1 Review your stock options eligible for transfer

The table below lists your Eligible Options. To expand the table to include all of your outstanding options (eligible and ineligible), click on the “Show...” link.

Show All Outstanding Options

Grant Date	Grant Number	Grant Type	Grant Price	Granted	Exercised	Expiration Date	Options Transfered
$
Totals:

Step 2 Review the estimated Total Payment

The table below shows the Total Payment over a range of possible Average Closing Prices. The modeling tool below allows you to enter a possible Average Closing Price and view the potential payment by grant. To update the modeling tool, enter a different assumed Average Closing Price up to $40 and click Recalculate.

The Total Payment reflected by the model is based on the assumed Average Closing Price you selected so it may not reflect the actual Total Payment, which will only be determined following completion of the Averaging Period.

Assumed Average Closing Price		$23		$24		$25		$26		$27		$28		$29		$30		$31
Total Payment (Pre-Tax)	$		$		$		$		$		$		$		$		$

Assumed Average Closing Price: $         Recalculate

Grant Date	Grant Number	Grant Type	Grant Price	Options Transfered	Price per option (based on assumed Average Closing Price)	Total Payment, pre-tax (based on assumed Average Closing Price)
$

Total Payment (Pre-Tax):						$

If you participate, you will receive an email shortly after the end of the Averaging Period notifying you that the amount of the Total Payment is available on https://stock.

Step 3 Review your payment schedule based on your assumed Average Closing Price

You must be employed by Microsoft or one of its subsidiaries through the Election Deadline to receive any payment. If you are eligible to receive any Contingent Payment(s), you must remain continuously employed by Microsoft or one of its subsidiaries through the date(s) specified in the table below to receive the Contingent Payment(s). The payment schedule and conditions are detailed in the Notice.

The payment schedule displayed below is based on the assumed Average Closing Price of $             as modeled in Step 2 above and may not reflect your actual Total Payment.

Payout Schedule:

Employed through Date	Estimated Time of Payout	Estimated Amount
11/12/2003	December 2003	$

[11/12/2005	December 2005	$ ]

[11/12/2006	December 2006	$ ]

Total Payment (Pre-Tax):		$

Depending on your country of employment, payment will be made to you through your payroll or by a third-party agent. Details regarding the payment process are available in the Stock Option Transfer

Program Guide. This is an estimated payment schedule based on the current program effective dates and is subject to change.

[Note: The following portions of Step 3 are conditional text that will appear only in certain cases, as described below]

[An accumulated interest equivalent amount will be calculated and distributed with any Contingent Payment you receive, as detailed in the Notice. You will be able to view the Contingent Payment(s) at https://stock beginning in January 2004. Future payments are contingent on continued employment.]

[NOTE: This paragraph is conditional text that will only appear if the employee would be receive Contingent Payment(s), based on amount of the estimated Total Payment (Pre-Tax) and their country of employment]

[Your payment schedule may be accelerated in the event of unanticipated tax treatment associated with the program in your country of employment. A summary of the tax treatment is available in the Notice.] [NOTE: This paragraph is conditional text that will only appear if the employee is employed in a country where the payment schedule may be accelerated due to a pending tax ruling.]

[As described in the Notice, because you are employed at Level 68 or above, a portion of your Total Payment will be in the form of Contingent Payment(s) even though other participating Eligible Employees in your country will receive their Total Payment without being subject to any Contingent Payment(s).]

[NOTE: This paragraph is conditional text that will only appear if the employee is employed in Level 68 or above in Australia, Canada, Denmark, India, Spain or Venezuela or another country where the payment schedule is accelerated due to a pending tax ruling. The “Payout Schedule” chart set forth above for all employees in those countries would show the full payment in the December 2003 row.]

Step 4 Elect to withdraw from the Stock Option Transfer Program by clicking the Do Not Participate button

You need to click Do Not Participate below and follow Step 5 if you want to withdraw your previous election to participate in the Stock Option Transfer Program. Employees in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay, also have to follow Step 6 to complete a withdrawal of an election to participate in the Stock Option Transfer Program. If you do not want to withdraw your previous election to participate, close this window.

By clicking Do Not Participate below and following the other required Step(s) described in the preceding paragraph, you agree and acknowledge that:

1.	You withdraw and rescind your election and instruction, and the contract that was created thereby, to Microsoft to transfer all of your outstanding Eligible Options through the Stock Option Transfer Program; and

2.	You understand that withdrawing your election and instruction to transfer your Eligible Options means that you will not participate in the Stock Option Transfer Program, your options will not be transferred or amended, and you will retain your options with their current terms and conditions; and

3.	(a) Unless you are an employee specified in 3(b), you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options may be made electronically, pursuant to this Employee Election Tool, that communications regarding your instruction to so transfer may be made by you to Microsoft via compchng and by Microsoft to you at your company email address; or

(b) If you are an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay you agree with Microsoft that each of you and Microsoft may receive and transmit information electronically, including via facsimile, concerning your Eligible Options and the transfer of those options. You also agree that your election and instruction to so transfer your Eligible Options shall be made to Mellon Investor Services via facsimile at (201) 329-8456 or by mail to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding your instruction to so transfer your Eligible Options or withdraw your election to participate may be made by you to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to you at the contact address that Microsoft currently has in its employee records.

Do Not Participate	I do not elect to transfer my Eligible Options on the terms and subject to the conditions stated above.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

Go to the Stock Option Transfer Program Guide.

You acknowledge that: (1) participation in the Stock Option Transfer Program is voluntary; (2) participation in the Stock Option Transfer Program does not create an express or implied promise or right to further employment with Microsoft or one of its subsidiaries or to any type of compensation or benefit (including stock options or future vesting of options) beyond the benefits described in the Notice; (3) participation in the Stock Option Transfer Program shall not interfere with the at-will nature of your employment relationship or with the ability of Microsoft or its subsidiaries to terminate your employment relationship at any time with or without cause, unless otherwise required by local laws in your country or a written contract signed by a Vice President; (4) your ability to participate in the Stock Option Transfer Program is an extraordinary item offered by Microsoft which is outside the scope of your employment contract, if any; (5) no claim or entitlement to compensation or damages arises from any termination of the Stock Option Transfer Program; and (6) any payment received under the Stock Option Transfer Program is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, overtime, long-service awards, pension or retirement benefits or similar payments.

All of your information that is displayed in this tool may be used by Microsoft Corporation and its affiliates and subsidiaries (“Microsoft”) for administering and managing your participation in the Stock Option Transfer Program and any other appropriate business purpose. Go to http://headtrax or contact your local human resources representative if you need to update your information. Microsoft will transfer this information to, and store this information in, Redmond, Washington, U.S.A. When necessary, Microsoft may transfer to, or share this information with: its affiliates and subsidiaries for any appropriate business purpose; third party agents acting on Microsoft’s behalf to provide products and services to employees (including for example Mellon Investor Services LLC); third parties as Microsoft determines is necessary to protect or defend its rights or property or the safety or property of its personnel; in the course of litigation; and as required by law, regulation, or court order. Microsoft will not disclose your information outside Microsoft without your consent except as provided above.

The information provided in this tool:

•	Reflects stock splits through 2/18/03

•	Reflects outstanding option grants as of 10/14/03

•	Is displayed in US dollars

Stock Option Transfer Program

Withdrawal of Participation

Help

Signing (Step 5 of 6)

Your election to withdraw from the Microsoft Stock Option Transfer Program is not complete unless Mellon Investor Services receives your signed confirmation form before the Election Deadline.

Click Submit below to view and print your hard copy of the confirmation in Step 6.

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<Submit>    <Cancel>

Stock Option Transfer Program

Withdrawal of Participation

Print    Help

Confirmation (Step 6 of 6)

Name:	John Doe
Personnel Number:	123456

•	Print a copy of this confirmation

Your election not to participate in the Microsoft Stock Option Transfer Program will not be complete unless a signed copy of this confirmation form is received by Mellon Investor Services by the Election Deadline.

•	Sign, date and fax a copy of this form to Mellon Investor Services at (201) 329-8456 or mail a copy of this form to Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA.

•	Keep a copy of the signed form for your records.

Your participation status will be reflected in this tool within two business days of receipt of your signed confirmation form by Mellon Investor Services.

I agree and acknowledge that:

1. I withdraw and rescind my election and instruction, and the contract that was created thereby, to Microsoft to transfer all of my outstanding Eligible Options through the Stock Option Transfer Program, and

2. I understand that withdrawing my election and instruction to transfer my Eligible Options means that I will not participate in the Stock Option Transfer Program, my options will not be transferred or amended, and I will retain my options with their current terms and conditions; and

3. (a) Unless I am an employee specified in 3(b), I agree with Microsoft that each of us may receive and transmit information electronically concerning my Eligible Options and the transfer of those options. I also agree that my election and instruction to so transfer my Eligible Options may be made electronically, pursuant to this Employee Election Tool, that communications regarding my instruction to so transfer may be made by me to Microsoft via compchng and by Microsoft to me at my company email address; or

(b) If I am an employee located in Argentina, Brazil, Bulgaria, Chile, Czech Republic, Dominican Republic, Egypt, France, Germany, Guatemala, Indonesia, Kuwait, Latvia, Lebanon, Morocco, Oman, Paraguay, Russia, Turkey or Uruguay I agree with Microsoft that each of us may receive and transmit information electronically, including via facsimile, concerning my Eligible Options and the transfer of such options. I also agree that my election and instruction to so transfer my Eligible Options shall be made to “Mellon Investor Services LLC, Attn: Reorganization Dept., P.O. Box 3301, South Hackensack, NJ 07606, USA” and that communications regarding my instruction to so transfer my Eligible Options or withdraw my election to participate may be made by me to Mellon Investor Services at the same facsimile number or address, and by Mellon Investor Services and/or Microsoft to me at the contact address that Microsoft currently has in its employee records.

John Doe
Date

You may change this election at any time until the end of the Election Period at midnight New York City/Eastern Time (9:00 PM U.S. Pacific Time) on November 12, 2003.

<OK>